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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                              ---------------------

                                    FORM 8-K
                              ---------------------


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 17, 2003


                              ---------------------

                        GOLDEN WEST FINANCIAL CORPORATION

                              ---------------------



                          Commission file number 1-4629

               Incorporated Pursuant to the Laws of Delaware State

                   IRS Employer Identification No. 95-2080059

                 1901 Harrison Street, Oakland, California 94612
                                 (510) 446-3420




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


Item 9.  Regulation FD Disclosure.

          The following information is furnished under Item 12 (Results of Operations and Financial Condition).

     Exhibit No.    Exhibit
     -----------    -------

     99.1           First Quarter 2003 Earnings Press Release

     99.2           March 2003 Thirteen Month Statistical Data Press Release


                                               SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               GOLDEN WEST FINANCIAL CORPORATION


Dated:  April 17, 2003                         /s/ Russell W. Kettell
                                               ---------------------------------
                                               Russell W. Kettell
                                               President and
                                               Chief Financial Officer

                                                                    Exhibit 99.1
FOR FURTHER INFORMATION CONTACT                            FOR IMMEDIATE RELEASE
William C. Nunan, Group Senior Vice President
Telephone:  (510) 446-3614

April 17, 2003

          GOLDEN WEST FINANCIAL REPORTS RECORD FIRST QUARTER EARNINGS,
                        LOAN ORIGINATIONS, AND DEPOSITS

Oakland, California: Golden West Financial Corporation, parent of World Savings Bank, announced record first quarter diluted earnings per share of $1.67, up 11% from the $1.51 reported during the same period in 2002.

The Company also posted all-time highs in first quarter mortgage originations and retail savings growth. New loan volume totaled $6.9 billion, up 28% from the $5.4 billion recorded one year earlier. At the same time, deposit inflows amounted to $2.5 billion, two and a half times the $1.0 billion recorded in the first three months of 2002.

In other first quarter news, Golden West was voted the nation's most admired mortgage services company as reported in the March 3, 2003 issue of FORTUNE magazine. This recognition comes after the Company had been named most admired savings institution seven times in previous surveys.

Herbert M. Sandler, Chairman of the Board and Chief Executive Officer of Golden West, opened his discussion of the firm's first quarter accomplishments with a comment on FORTUNE's announcement. He stated, "We are pleased to have received this honor, which reflects the broad strengths of the Company and our ability to meet the needs of the nation's homeowners."

Moving to a discussion of the Company's year-over-year growth in earnings, Sandler said, "Expanding the mortgage portfolio, which is our major earning asset, is always a key contributor to growth in profits. Fueled by record originations, our loan balances increased 19% during the past twelve months."

Continuing his comparison of this year's first quarter earnings results to the same period last year, Sandler explained, "The benefit we received from expanding our loan portfolio over the past twelve months was partially offset by a modest decrease in our primary spread." Golden West's primary spread, which is the difference between the yield earned on loans and other assets and the rate paid on savings and borrowings, averaged 2.97% during the first quarter of 2003, compared to the all-time high of 3.12% set one year ago.

Wrapping up his earnings related comments, Sandler observed, "Our general and administrative expenses were 20% higher in the first quarter of 2003 than they were in the same period one year earlier, reflecting the increased activity on both the loan and savings sides of the business, as well as our continued investment in resources to support future expansion of the Company."

Turning his comments to a review of lending results, Sandler remarked, "Demand for residential mortgages has remained strong, primarily because of a robust refinance market. Our originations in the first quarter outpaced repayments of existing loans, and as a result our mortgage portfolio grew $2.1 billion during the first three months of the year, compared to an increase of only $798 million one year earlier."

Continuing, Sandler added, "The great majority of the loans we originated during the quarter were adjustable rate mortgages, and virtually all had interest rates that change monthly. These variable rate loans are critical because they help limit the Company's earnings exposure when market interest rates rise." Adjustable rate mortgages comprised 91% of new loan production in the first quarter of 2003.

Addressing credit quality, Sandler pointed out, "Golden West's loan program emphasizes originating high-quality assets to limit credit risk. We measure success in this area by our ratio of nonperforming assets and troubled debt restructured to total assets." At March 31, 2003, this ratio was .63%, compared to .72% one year earlier.

Switching to the Company's deposit growth, Sandler stated, "The struggling stock market and an uncertain economy caused consumers to seek out predictable, secure investments. Our products met these goals, and, as a result, we had another very strong quarter of deposit growth."

Finally, the Company reported that it bought 839,395 shares of Golden West Stock during the first three months of 2003, at a cost of $60.7 million. At March 31, 2003, 10.4 million shares were available to be acquired under current authorizations.

Headquartered in Oakland, California, Golden West is the nation's second largest savings institution with assets of $70 billion as of March 31, 2003. Currently operating 472 savings and lending offices in 38 states under the World name, the Company has one of the most extensive thrift branch systems in the country. Golden West's stock is listed on the New York Stock and Pacific Exchanges under the ticker symbol GDW. Options on the Company's stock are traded on the Chicago Board Options Exchange and the Pacific Exchange.

Golden West investor information is available at www.gdw.com. Information about the Company's home loans and savings and checking accounts can be found at www.worldsavings.com and about its proprietary no-load mutual funds and annuities at www.atlasfunds.com.

Information in this Press Release may contain various forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include projections, statements of the plans and objectives of management for future operations, statements of future economic performance, assumptions underlying these statements and other statements that are not statements of historical facts. Forward-looking statements are subject to significant business, economic and competitive risks, uncertainties and contingencies, many of which are beyond Golden West's control. Should one or more of these risks, uncertainties or contingencies materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated. Among the key risk factors that may have a direct bearing on Golden West's results of operations and financial condition are: competitive practices in the financial services industries; operational and systems risks; general economic and capital market conditions, including fluctuations in interest rates; economic conditions in certain geographic areas; and the impact of current and future laws and governmental regulations affecting the financial services industry in general and Golden West's operations in particular.






                                      # # #
                         Financial Information Attached

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                     CONSOLIDATED STATEMENT OF NET EARNINGS
                            AND OTHER FINANCIAL DATA
                                  (Unaudited)
                (Dollars in thousands except per share figures)

                                                                          Three Months Ended
                                                                              March 31
                                                                   --------------------------------
                                                                       2003              2002
                                                                   --------------    --------------
Interest Income
    Interest on loans                                                 $  773,829        $  658,200
    Interest on mortgage-backed securities                                78,915           179,968
    Interest and dividends on investments                                 24,690            30,068
                                                                   --------------    --------------
                                                                         877,434           868,236
Interest Expense
    Interest on deposits                                                 250,102           276,581
    Interest on advances                                                  69,941           100,267
    Interest on repurchase agreements                                      1,269               420
    Interest on other borrowings                                          27,381            24,069
                                                                   --------------    --------------
                                                                         348,693           401,337
                                                                   --------------    --------------
Net Interest Income                                                      528,741           466,899
Provision for loan losses                                                  4,479             8,539
                                                                   --------------    --------------
Net Interest Income after Provision for
    Loan Losses                                                          524,262           458,360
Noninterest Income
    Fees                                                                  34,511            36,503
    Gain on the sale of securities, MBS and loans                         15,323            14,419
    Change in fair value of derivatives                                    2,853             7,131
    Other                                                                 14,375            11,951
                                                                   --------------    --------------
                                                                          67,062            70,004
Noninterest Expense
    General and administrative:
        Personnel                                                         96,894            82,832
        Occupancy                                                         23,599            21,165
        Deposit insurance                                                  1,621             1,502
        Advertising                                                        5,985             3,885
        Other                                                             41,611            31,677
                                                                   --------------    --------------
                                                                         169,710           141,061

Earnings before Taxes on Income                                          421,614           387,303
Taxes on Income                                                          161,549           149,222
                                                                   --------------    --------------
Net Earnings                                                          $  260,065        $  238,081
                                                                   ==============    ==============

Basic Earnings Per Share                                               $    1.70         $    1.53
                                                                   ==============    ==============
Diluted Earnings Per Share                                             $    1.67         $    1.51
                                                                   ==============    ==============

Average common shares outstanding                                    153,347,780       155,415,549
Average diluted common shares outstanding                            155,851,663       157,570,350

Ratios  (a)
    Net earnings / average net worth                                       20.32%           21.73%
    Net earnings / average assets                                           1.50%            1.62%
    Net interest margin (b)                                                 3.14%            3.27%
    General and administrative expense / average assets                      .98%             .96%
    Efficiency ratio                                                       28.48%           26.27%

(a)  Ratios are annualized by multiplying the quarterly computation by four.  Averages are computed by adding the beginning balance and each monthend balance during the quarter and dividing by four.
(b)  Net Interest Margin is Net Interest Income divided by Average Interest-Earning Assets.

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                  CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
                            AND OTHER FINANCIAL DATA
                                   (Unaudited)
                 (Dollars in thousands except per share figures)

                                                                                 For the Quarter Ended
                                                       -----------------------------------------------------------------------
                                                         Mar. 31        Dec. 31        Sep. 30         Jun. 30       Mar. 31
                                                           2003          2002            2002           2002           2002
                                                       -----------    -----------    -----------    -----------    -----------
ASSETS
  Cash                                                 $   305,998    $   318,914    $   290,578    $   332,027    $   373,229
  Securities available for sale at fair value              618,377        922,177        586,329         369,238       462,201

  Purchased mortgage-backed securities
     available for sale                                     31,727         34,543         37,828         40,562        44,957
  Purchased mortgage-backed securities
     held to maturity at cost                              132,654        161,846        193,747        216,697        238,934
  Mortgage-backed securities with recourse
     held to maturity at cost (a)                        5,281,816      5,871,069      6,539,387      7,141,275     10,114,205
  Loans receivable less allowance for loan losses (a)   60,960,882     58,268,899     55,110,526     51,624,345     45,543,068
                                                       -----------    -----------    ------------   -----------    -----------
     Total Loans Receivable                             66,407,079     64,336,357     61,881,488     59,022,879     55,941,164
  Interest earned but uncollected                          191,377        183,130        203,042        198,842        208,521
  Investment in capital stock of Federal Home Loan
     Banks at cost which approximates fair value         1,121,798      1,072,817      1,063,098      1,050,819      1,038,353
  Foreclosed real estate                                    11,362         11,244         11,774         11,664         11,663
  Premises and equipment, net                              356,301        351,942        346,476        343,620        336,827
  Other assets                                             991,211      1,209,247      1,132,042        993,025        975,796
                                                       -----------    -----------    -----------    -----------    -----------
                                                       $70,003,503    $68,405,828    $65,514,827    $62,322,114    $59,347,754
                                                       ===========    ===========    ===========    ===========    ===========

LIABILITIES and
STOCKHOLDERS' EQUITY
  Deposits                                             $43,503,235    $41,038,797    $38,748,938    $36,230,741    $35,508,352
  Advances from Federal Home Loan Banks                 18,882,322     18,635,099     18,577,094     18,948,901     17,540,760
  Securities sold under agreements to repurchase            21,988        522,299         21,766         21,936         28,523
  Federal funds purchased                                  200,000              0        200,000         50,000        200,000
  Bank notes                                                     0      1,209,925      1,134,953      1,052,822              0
  Senior debt                                              990,076        989,690        989,295        198,407        198,311
  Subordinated notes                                       199,911        199,867        199,822        399,761        499,654
  Taxes on income                                          615,978        489,252        470,623        462,940        569,938
  Other liabilities                                        396,322        295,649        378,730        302,017        340,504
  Stockholders' equity                                   5,193,671      5,025,250      4,793,606      4,654,589      4,461,712
                                                       -----------    -----------    -----------    -----------    -----------
                                                       $70,003,503    $68,405,828    $65,514,827    $62,322,114    $59,347,754
                                                       ===========    ===========    ===========    ===========    ===========

Book value per common share                            $     34.00    $     32.73    $     31.17    $     30.04    $     28.78
Common shares outstanding                              152,774,708    153,521,103    153,813,352    154,957,387    155,011,562

(a)  During the second quarter of 2002, the Company desecuritized $2.073 billion of FNMA MBS with recourse held to maturity and the underlying loans were transferred to the loan portfolio.

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                         QUARTERLY FINANCIAL HIGHLIGHTS
                                   (Unaudited)
                 (Dollars in thousands except per share figures)

                                                                                 For the Quarter Ended
                                                       -----------------------------------------------------------------------
                                                         Mar. 31        Dec. 31        Sep. 30         Jun. 30       Mar. 31
                                                           2003          2002            2002           2002           2002
                                                       -----------    -----------    -----------    -----------    -----------
Net interest income                                    $   528,741    $   502,676    $   495,700    $   465,019    $  466,899
Provision for loan losses                                    4,479            961          6,484          5,186         8,539
Noninterest income                                          67,062         67,841         57,862         51,293        70,004
Noninterest expense                                        169,710        163,699        153,767        142,967       141,061
                                                       -----------    -----------    -----------    -----------    -----------
Earnings before taxes on income                            421,614        405,857        393,311        368,159       387,303
Taxes on income                                            161,549        156,486        148,852        141,791       149,222
                                                       -----------    -----------    -----------    -----------    -----------
Net earnings                                           $   260,065    $   249,371    $   244,459    $   226,368    $  238,081
                                                       ===========    ===========    ===========    ===========    ===========

Basic EPS                                              $      1.70    $      1.62    $      1.58    $      1.46    $      1.53
Diluted EPS                                            $      1.67    $      1.60    $      1.56    $      1.44    $      1.51

Average common shares outstanding                      153,347,780    153,511,006    154,441,454    154,899,196    155,415,549
Average diluted common shares outstanding              155,851,663    155,688,363    156,490,431    157,078,432    157,570,350

Ratios: (a)
  Net earnings / average net worth (ROE)                     20.32%         20.33%         20.66%         19.85%         21.73%
  Net earnings / average assets (ROA)                         1.50%          1.49%          1.52%          1.49%          1.62%
  Net interest margin (b)                                     3.14%          3.10%          3.19%          3.15%          3.27%
  General and administrative expense / average assets          .98%           .98%           .96%           .94%           .96%
  Efficiency ratio                                           28.48%         28.69%         27.78%         27.69%         26.27%

Loan loss reserve                                      $   284,673    $   281,097    $   279,818    $   273,881    $   269,327
Net loan chargeoffs (recoveries)                       $       903    $      (318)   $       547    $       632    $       225

Stockholders' equity / total assets                           7.42%         7.35%           7.32%          7.47%          7.52%

Total deposit net activity                               2,464,438    $ 2,289,859    $ 2,518,197    $   722,389    $ 1,035,767

(a)  Ratios are annualized by multiplying the quarterly computation by four.  Averages are computed by adding the beginning balance and each monthend balance during the quarter and dividing by four.
(b)  Net Interest Margin is Net Interest Income divided by Average Interest-Earning Assets.

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                              OTHER FINANCIAL DATA
                                   (Unaudited)
                             (Dollars in thousands)

                                                                                 For the Quarter Ended
                                                       -----------------------------------------------------------------------
                                                         Mar. 31        Dec. 31        Sep. 30         Jun. 30       Mar. 31
                                                           2003          2002            2002           2002           2002
                                                       -----------    -----------    -----------    -----------    -----------
AVERAGE BALANCES  (a)
    Cash and investments                               $ 1,331,028    $   988,223    $ 1,009,279    $   795,661    $  879,542
    Loans receivable including mortgage-backed
securities                                              65,342,133     63,115,392     60,490,880     57,462,160    55,439,619
    Investment in capital stock of Federal Home Loan
Banks                                                    1,097,405      1,066,836      1,056,282      1,043,922     1,050,966
    Deposits                                            42,339,391     39,874,352     37,446,424     35,718,354    34,987,193
    Advances from Federal Home Loan Banks               18,598,691     18,418,659     18,902,821     18,596,039    17,667,900
    Securities sold under agreements to repurchase         372,164        171,762         22,248         23,076       123,155
    Other borrowings                                     2,085,239      2,572,539      2,152,415      1,090,520       772,847
    Stockholders' equity                                 5,118,183      4,906,872      4,732,215      4,561,323     4,383,426

Total Average Assets                                    69,428,026     66,868,244     64,134,621     60,820,162    58,810,122
Average Interest-Earning Assets                         67,439,798     64,853,046     62,248,688     59,001,340    57,072,122
Average Interest-Bearing Liabilities                    63,395,485     61,037,312     58,523,909     55,427,989    53,551,095

LOAN ACTIVITY
   New real estate loans originated                    $ 6,942,757    $ 7,644,576    $ 6,711,955    $ 6,897,783    $ 5,428,576

   New adjustable rate mortgages as a percentage of
    new real estate loans originated                            91%            89%            93%            95%           89%

LOANS SOLD AND SERVICED DATA
   Loan sales                                          $   804,541    $   988,743    $   329,601    $   339,498    $  771,289
   Loans serviced for others                             5,566,570      5,408,494      5,131,994      5,253,957     5,263,867
   Balance of capitalized mortgage servicing rights         74,192         69,448         60,687         61,778        61,470

NONPERFORMING ASSETS
    Loans (including MBS with recourse)
       90 days or more past due                        $   432,479    $   413,123    $   405,806    $   382,458    $  408,862
    Foreclosed real estate                                  11,362         11,244         11,774         11,664        11,663
                                                       -----------    -----------    -----------    -----------    -----------
       Total nonperforming assets                      $   443,841    $   424,367    $   417,580    $   394,122    $  420,525
                                                       ===========    ===========    ===========    ===========    ===========

Ratio of nonperforming assets (NPAs) to total assets           .63%           .62%           .64%           .63%           .71%
Ratio of troubled debt restructured (TDRs) to total
assets                                                         .00            .00            .01            .01            .01
                                                       -----------    ------------   -----------    -----------    -----------
Ratio of NPAs and TDRs to total assets                         .63%           .62%           .65%           .64%           .72%
                                                       ===========    ============   ===========    ===========    ===========

SPREAD DATA
    Yield on loan portfolio                                   5.08%          5.28%          5.50%          5.59%          5.82%
    Yield on investments                                      1.39%          1.94%          3.50%         17.23%          5.95%
    Yield on earning assets                                   5.07%          5.25%          5.49%          5.59%          5.82%

    Cost of deposits                                          2.25%          2.56%          2.81%          2.92%          3.04%
    Cost of borrowings                                        1.67%          1.85%          2.10%          2.20%          2.35%
    Cost of funds                                             2.06%          2.32%          2.56%          2.65%          2.81%

Yield on earning assets less cost of funds                    3.01%          2.93%          2.93%          2.94%          3.01%

(a) Averages are computed by adding the beginning balance and each monthend balance during the quarter and dividing by four.

                                                                    Exhibit 99.2
FOR FURTHER INFORMATION CONTACT                            FOR IMMEDIATE RELEASE
William C. Nunan, Group Senior Vice President
Telephone:  (510) 446-3614

April 17, 2003

         GOLDEN WEST FINANCIAL RELEASES THIRTEEN MONTH STATISTICAL DATA

Oakland, California: Golden West Financial Corporation, parent of World Savings Bank, today released statistical data for the thirteen months ended March 31, 2003.

Headquartered in Oakland, California, Golden West is the nation's second largest savings institution with assets of $70 billion as of March 31, 2003. Currently operating 472 savings and lending offices in 38 states under the World name, the Company has one of the most extensive thrift branch systems in the country. Golden West's stock is listed on the New York Stock and Pacific Exchanges under the ticker symbol GDW. Golden West investor information is available at www.gdw.com.

                        (Financial Information Attached)

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                          MONTHLY FINANCIAL HIGHLIGHTS
                             March 2002 - March 2003
                              (Dollars in millions)
                                                                      2003                                  2002
                                                   ------------------------------   ----------------------------------------
                                                     MAR         FEB       JAN        DEC         NOV        OCT      SEP
                                                   --------   --------   --------   --------   --------   --------  --------
Total Assets                                       $ 70,004   $ 69,590   $ 69,713   $ 68,406   $ 67,032   $ 66,520  $ 65,515

Cash and Investments                               $    924   $  1,201   $  1,957   $  1,241   $    844   $    991  $   877

Loan Balance (Including MBS)                       $ 66,407   $ 65,598   $ 65,027   $ 64,336   $ 63,463   $ 62,781  $ 61,881
Adjustable Rate Mortgages (Including MBS)          $ 63,916   $ 63,127   $ 62,511   $ 61,770   $ 60,789   $ 60,106  $ 59,159

Loans Originated - Month                           $  2,531   $  2,074   $  2,338   $  2,648   $  2,337   $  2,660  $  2,212
  Percentage ARMs - Month                                91%        90%        90%        89%        88%        89%       91%
  Percentage Refinances - Month                          71%        73%        72%        69%        68%        68%       64%
Loans Originated - YTD                             $  6,943   $  4,412   $  2,338   $ 26,683   $ 24,035   $ 21,698  $ 19,038
  Percentage ARMs - YTD                                  91%        90%        90%        92%        92%        92%       93%
  Percentage Refinances - YTD                            72%        73%        72%        62%        61%        60%       59%

Total Deposits                                     $ 43,503   $ 42,708   $ 42,107   $ 41,039   $ 40,219   $ 39,490  $ 38,749

Total Deposit Net Activity - Month                 $    795   $    601   $  1,068   $    820   $    729   $    741  $    923

Total Deposit Net Activity - YTD                   $  2,464   $  1,669   $  1,068   $  6,566   $  5,746   $  5,017  $  4,276

Federal Home Loan Bank Borrowings                  $ 18,882   $ 18,337   $ 18,541   $ 18,635   $ 18,129   $ 18,333  $ 18,577
Other Borrowings:
   Reverse Repurchases                                   22        422        522        522        122         21        22
   Federal Funds Purchased                              200          0          0          0        450        450       200
   Bank Notes                                             0        812      1,360      1,210        913      1,175     1,135
   Senior Debt                                          990        990        990        990        990        989       989
   Subordinated Notes                                   200        200        200        200        200        200       200
                                                   --------   --------   --------   --------   --------   --------  --------
         Total Borrowings                          $ 20,294   $ 20,761   $ 21,613   $ 21,557   $ 20,804   $ 21,168  $ 21,123
                                                   ========   ========   ========   ========   ========   ========  ========

Yield on Loan Portfolio                                5.08%      5.16%      5.22%      5.28%      5.39%      5.42%     5.50%
Yield on Investments                                   1.39       1.32       1.34       1.94       4.04       3.06      3.50
                                                   --------   --------   --------   --------   --------   --------  --------
   Combined Yield on Earning Assets                    5.07%      5.12%      5.14%      5.25%      5.38%      5.41%     5.49%

Cost of Deposits                                       2.25%      2.30%      2.47%      2.56%      2.63%      2.74%     2.81%
Cost of Federal Home Loan Bank Borrowings              1.46       1.51       1.57       1.68       1.82       1.89      1.93
Cost of Other Borrowings                               4.51       3.20       2.84       2.92       3.11       3.20      3.34
                                                   --------   --------   --------   --------   --------   --------  --------
   Combined Cost of Funds                              2.06%      2.10%      2.23%      2.32%      2.41%      2.50%     2.56%
                                                   --------   --------   --------   --------   --------   --------  --------

Net Interest Rate Spread                               3.01%      3.02%      2.91%      2.93%      2.97%      2.91%     2.93%
                                                   ========   ========   ========   ========   ========   ========  ========

Loans Sold                                         $    252   $    251   $    302   $    329   $    328   $    332  $    149

Loan and MBS Repayments and Payoffs - Month        $  1,473   $  1,253   $  1,353   $  1,510   $  1,384   $  1,500  $  1,238
As a % of Prior Month Loan Balances (Annualized)      26.95%     23.13%     25.23%     28.55%     26.45%     29.08%    24.34%

Nonperforming Assets and Troubled Debt
   Restructured as a % of Total Assets                  .63%       .65%       .63%       .62%       .63%       .64%      .65%


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

               GOLDEN WEST FINANCIAL CORPORATION AND SUBSIDIARIES
                          MONTHLY FINANCIAL HIGHLIGHTS
                             March 2002 - March 2003
                              (Dollars in millions)

                                                                                        2002
                                                    ---------------------------------------------------------------------------
                                                       AUG          JUL          JUN           MAY          APR          MAR
                                                    ----------   ----------   ----------   ----------   ----------   ----------

Total Assets                                         $ 65,110     $ 63,592     $ 62,322     $ 61,383     $ 60,228     $ 59,348

Cash and Investments                                 $  1,497     $    962     $    701     $    808     $   838      $    835

Loan Balance (Including MBS)                         $ 61,005     $ 60,055     $ 59,023     $ 57,975     $ 56,910     $ 55,941
Adjustable Rate Mortgages (Including MBS)            $ 58,280     $ 57,342     $ 56,263     $ 55,192     $ 54,070     $ 53,039

Loans Originated - Month                             $  2,235     $  2,265     $  2,174     $  2,353     $  2,370     $  2,055
  Percentage ARMs - Month                                  93%          95%          95%         95%           95%          92%
  Percentage Refinances - Month                            59%          55%          55%         57%           58%          60%
Loans Originated - YTD                               $ 16,826     $ 14,591     $ 12,326     $ 10,152     $  7,799     $  5,429
  Percentage ARMs - YTD                                    93%          93%          93%         92%           91%          89%
  Percentage Refinances - YTD                              59%          59%          59%         60%           61%         63%

Total Deposits                                       $ 37,826     $ 36,980     $ 36,231     $ 35,743     $ 35,391     $ 35,508

Total Deposit Net Activity - Month                   $   846      $   749      $    488     $    352     $  (117)     $    334

Total Deposit Net Activity - YTD                     $  3,353     $  2,507     $  1,758     $  1,270     $   918      $  1,035

Federal Home Loan Bank Borrowings                    $ 18,916     $ 19,170     $ 18,949     $ 18,953     $ 18,942     $ 17,541
Other Borrowings:
   Reverse Repurchases                                     22           24           22           21           21           29
   Federal Funds Purchased                                  0            0           50            0            0          200
   Bank Notes                                           1,873        1,318        1,053          567            0            0
   Senior Debt                                            496          198          198          198          198          198
   Subordinated Notes                                     200          300          400          400          400          500
                                                    ----------   ----------   ----------   ----------   ----------   ----------
         Total Borrowings                            $ 21,507     $ 21,010     $ 20,672     $ 20,139     $ 19,561     $ 18,468
                                                    ==========   ==========   ==========   ==========   ==========   ==========

Yield on Loan Portfolio                                  5.54%        5.56%        5.59%        5.60%        5.71%        5.82%
Yield on Investments                                     2.45         3.05        17.23         4.95         4.21         5.95
                                                    ----------   ----------   ----------   ----------   ----------   ----------
   Combined Yield on Earning Assets                      5.51%        5.55%        5.59%        5.60%        5.71%        5.82%

Cost of Deposits                                         2.85%        2.89%        2.92%        2.94%        2.98%        3.04%
Cost of Federal Home Loan Bank Borrowings                1.98         2.03         2.09         2.13         2.16         2.19
Cost of Other Borrowings                                 2.73         3.01         3.37         4.13         6.11         5.40
                                                    ----------   ----------   ----------   ----------   ----------   ----------
   Combined Cost of Funds                                2.57%        2.61%        2.65%        2.69%        2.73%        2.81%
                                                    ----------   ----------   ----------   ----------   ----------   ----------

Net Interest Rate Spread                                 2.94%        2.94%        2.94%        2.91%        2.98%        3.01%
                                                    ==========   ==========   ==========   ==========   ==========   ==========

Loans Sold                                           $     85     $     96     $     92     $    113     $   134      $    130

Loan and MBS Repayments and Payoffs - Month          $  1,259     $  1,202     $  1,102     $  1,239     $  1,324     $  1,373
As a % of Prior Month Loan Balances (Annualized)        25.17%       24.45%       22.82%       26.12%       28.40%       29.76%

Nonperforming Assets and Troubled Debt
   Restructured as a % of Total Assets                    .63%         .66%         .64%         .66%         .69%         .72%


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